PROMISSORY NOTE

$38,000,000	Reno, Nevada	August 22, 2008

FOR VALUE RECEIVED, GameTech International, Inc., a Delaware corporation (“Borrower,” whether one or more) hereby promises to pay to the order of U.S. Bank National Association (together with any and all of its successors and assigns and/or any other holder of this Note, “Holder”) as Agent, without offset, in immediately available funds in lawful money of the United States of America, at P.O. Box 790401, St. Louis, MO 63179-0401, the principal sum of THIRTY EIGHT MILLION DOLLARS ($38,000,000) together with interest on the unpaid principal balance of this Note from day to day outstanding as hereinafter provided.

1. Payment Schedule and Maturity Date. The entire principal balance of this Note then unpaid shall be due and payable in full on August 31, 2013 (the “Maturity Date”), the final maturity of this Note. Accrued unpaid interest shall be due and payable on September 30, 2008 and on the last day of each succeeding month thereafter until all principal and accrued interest owing on this Note shall have been fully paid and satisfied. Principal is payable in quarterly installments of $1,117,647.06 each, beginning October 31, 2008, and on the same date of each THIRD month thereafter (except that if a given month does not have such a date, the last day of such month), plus a final payment equal to all unpaid principal and accrued unpaid interest on the Maturity Date.

2. Security; Loan Documents. This Note is issued pursuant to the terms of a Loan Agreement of even date herewith between Borrower, U.S. Bank National Association, as Agent, U.S. Bank National Association and Bank of the West, as Lenders and the Lenders that become a party thereto in the future (the “Loan Agreement”). Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Loan Agreement. The security for this Note includes the Deed of Trust and the Security Agreements.

3. Interest Rate. Interest on each advance hereunder shall accrue at an annual rate (the “Applicable Rate”) equal to 2.80% plus the one-month LIBOR rate quoted by Agent from Reuters Screen LIBOR01 Page or any successor thereto , which shall be that one-month LIBOR rate in effect two New York Banking Days prior to the Reprice Date, adjusted for any reserve requirement and any subsequent costs arising from a change in government regulation, such rate to be reset monthly on each Reprice Date. The term “New York Banking Day” means any date (other than a Saturday or Sunday) on which commercial banks are open for business in New York, New York. The term “Reprice Date” means the last day of each month. If the initial advance under this Note occurs other than on the Reprice Date, the initial one-month LIBOR rate shall be that one-month LIBOR rate in effect two New York Banking Days prior to the date of the initial advance, which rate plus the percentage described above shall be in effect until the next Reprice Date. Agent’s internal records of applicable interest rates shall be determinative in the absence of manifest error. In the event after the date of initial funding any governmental authority subjects Agent or any Lender to any new or additional charge, fee, withholding or tax of any kind with respect to any loans hereunder or changes the method of taxation of such loans or changes the reserve or deposit requirements applicable to such loans, the Borrower shall pay to Agent or such Lender such additional amounts as will compensate Agent or such Lender for such costs or lost income resulting therefrom as reasonably determined by the Agent.

3.1 Computations and Determinations. All interest shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day). Agent shall determine each interest rate applicable to any and all of the indebtedness to Lenders evidenced, governed or secured by or arising under this Note or any other Loan Document (the “Indebtedness”), in accordance with this Note and its determination thereof shall be conclusive in the absence of manifest error. The books and records of Agent shall be prima facie evidence of all sums owing to Agent from time to time under this Note, but the failure to record any such information shall not limit or affect the obligations of Borrower under the Loan Documents.

3.2 Unavailability of Rate. If Agent determines that no adequate basis exists for determining the one- month LIBOR Rate or that the one-month LIBOR Rate will not adequately and fairly reflect the cost to Lenders of funding the Loan, or that any applicable law or regulation or compliance therewith by Lenders prohibits or restricts or makes impossible the charging of interest based on the one-month LIBOR Rate and Agent so notifies Borrower, then until Agent notifies Borrower that the circumstances giving rise to such suspension no longer exist, interest shall accrue and be payable on the unpaid principal balance of this Note from the date Agent so notifies Borrower until the Maturity Date of this Note (whether by acceleration, declaration, extension or otherwise) at a fluctuating rate of interest equal to the prime rate announced by Agent from time to time, adjusted each time that such prime rate changes.

3.3 Increased Cost and Reduced Return. If at any time after the date hereof, Agent (which shall include, for purposes of this Section, any corporation controlling Agent) determines that the adoption or modification of any applicable law regarding taxation, Agent’s or any Lender’s required levels of reserves, deposits, insurance or capital (including any allocation of capital requirements or conditions), or similar requirements, or any interpretation or administration thereof by any state, commonwealth, federal, foreign, territorial or other court or governmental department, commission, board, bureau, district, authority, agency, central bank, or instrumentality, or any arbitration authority, or compliance of Agent or any Lender with any of such requirements, has or would have the effect of (a) increasing Agent’s or any Lender’s costs relating to the Indebtedness or (b) reducing the yield or rate of return of Lenders on the Indebtedness, to a level below that which such Lender could have achieved but for the adoption or modification of any such requirements, Borrower shall, within fifteen (15) days of any request by Agent, pay to Agent such additional amounts as (in Agent’s sole judgment, after good faith and reasonable computation) will compensate such Lender for such increase in costs or reduction in yield or rate of return of such Lender. No failure by Agent to immediately demand payment of any additional amounts payable hereunder shall constitute a waiver of Agent’s right to demand payment of such amounts at any subsequent time. Nothing herein contained shall be construed or so operate as to require Borrower to pay any interest, fees, costs or charges greater than is permitted by applicable Law.

3.4 Default Rate. Any principal of, and to the extent permitted by applicable law, any interest on this Note, and any other sum payable hereunder, which is not paid when due shall bear interest, from the date due and payable until paid, payable on demand, at a rate per annum (the “Default Rate”) equal to the Applicable Rate plus three percent (3%).

4. Prepayment. Borrower may prepay the principal balance of this Note, in full at any time or in part from time to time, without fee, premium or penalty, provided that: (a) no prepayment may be made which in Agent’s judgment would contravene or prejudice funding under any applicable permanent loan commitment or tri-party agreement or the like; (b) Agent shall have actually received from Borrower prior written notice by no later than 11:00 a.m. PST on the day of prepayment of (i) Borrower’s intent to prepay, (ii) the amount of principal which will be prepaid (the “Prepaid Principal”), and (iii) the date on which the prepayment will be made; and (c) each prepayment shall be in the amount of 100% of the Prepaid Principal, plus any other sums which have become due to Lenders under the Loan Documents on or before the date of prepayment but have not been paid.

5. Late Charges. If Borrower shall fail to make any payment under the terms of this Note within fifteen (15) days after the date such payment is due, Borrower shall pay to Agent on demand a late charge equal to five percent (5%) of such payment. Such fifteen (15) day period shall not be construed as in any way extending the due date of any payment. The “late charge” is imposed for the purpose of defraying the expenses of Agent incident to handling such delinquent payment, and is not a penalty. This charge shall be in addition to, and not in lieu of, any other remedy Agent may have and is in addition to any fees and charges of any agents or attorneys which Agent may employ upon the occurrence of a Default (hereinafter defined) hereunder, whether authorized herein or by law.

6. Certain Provisions Regarding Payments. All payments made as scheduled on this Note shall be applied, to the extent thereof, to late charges, to accrued but unpaid interest, unpaid principal, and any other sums due and unpaid to Agent under the Loan Documents, in such manner and order as Agent may elect in its sole discretion. All permitted prepayments on this Note shall be applied, to the extent thereof, to accrued but unpaid interest on the amount prepaid, to the remaining principal installments, and any other sums due and unpaid to Agent under the Loan Documents, in such manner and order as Agent may elect in its sole discretion, including but not limited to application to principal installments in inverse order of maturity. Except to the extent that specific provisions are set forth in this Note or another Loan Document with respect to application of payments, all payments received by Agent shall be applied, to the extent thereof, to the Obligations in such manner and order as Agent may elect in its sole discretion, any instructions from Borrower or anyone else to the contrary notwithstanding. Remittances in payment of any part of the indebtedness other than in the required amount in immediately available U.S. funds shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Agent in immediately available U.S. funds and shall be made without offset, demand, counterclaim, deduction, or recoupment (each of which is hereby waived) and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by the holder hereof of any payment in an amount less than the amount then due on any indebtedness shall be deemed an acceptance on account only, notwithstanding any notation on or accompanying such partial payment to the contrary, and shall not in any way excuse the existence of a Default.

7. Defaults.

(a) It shall be a default (“Default”) under this Note and each of the other Loan Documents if (i) any principal, interest or other amount of money due under this Note is not paid in full within five (5) Business Days after it is due, regardless of how such amount may have become due; (ii) any covenant, agreement, condition, representation or warranty herein is not fully and timely performed, observed or kept; or (iii) there shall occur any Event of Default under the Loan Agreement. Upon the occurrence of a Default beyond any applicable cure period, Agent shall have the rights to declare the unpaid principal balance and accrued but unpaid interest on this Note, and all other amounts due hereunder and under the other Loan Documents, at once due and payable (and upon such declaration, the same shall be at once due and payable), to foreclose any liens and security interests securing payment hereof and to exercise any of its other rights, powers and remedies under this Note, under any other Loan Document, or at law or in equity.

(b) All of the rights, remedies, powers and privileges (together, “Rights”) of Agent provided for in this Note and in any other Loan Document are cumulative of each other and of any and all other Rights at law or in equity. The resort to any Right shall not prevent the concurrent or subsequent employment of any other appropriate Right. No single or partial exercise of any Right shall exhaust it, or preclude any other or further exercise thereof, and every Right may be exercised at any time and from time to time. No failure by Agent to exercise, nor delay in exercising any Right, including but not limited to the right to accelerate the maturity of this Note, shall be construed as a waiver of any Default or as a waiver of any Right. Without limiting the generality of the foregoing provisions, the acceptance by Agent from time to time of any payment under this Note which is past due or which is less than the payment in full of all amounts due and payable at the time of such payment, shall not (i) constitute a waiver of or impair or extinguish the right of Agent to accelerate the maturity of this Note or to exercise any other Right at the time or at any subsequent time, or nullify any prior exercise of any such Right, or (ii) constitute a waiver of the requirement of punctual payment and performance or a novation in any respect.

(c) If any holder of this Note retains an attorney in connection with any Default or at maturity or to collect, enforce or defend this Note or any other Loan Document in any lawsuit or in any probate, reorganization, bankruptcy, arbitration or other proceeding, or if Borrower sues any holder in connection with this Note or any other Loan Document and does not prevail, then Borrower agrees to pay to each such holder, in addition to principal, interest and any other sums owing to Agent hereunder and under the other Loan Documents, all costs and expenses incurred by such holder in trying to collect this Note or in any such suit or proceeding, including, without limitation, reasonable attorneys’ fees and expenses, investigation costs and all court costs, whether or not suit is filed hereon, whether before or after the Maturity Date, or whether in connection with bankruptcy, insolvency or appeal, or whether collection is made against Borrower or any guarantor or endorser or any other person primarily or secondarily liable hereunder.

8. Commercial Purpose. Borrower warrants that the Loan is being made solely to acquire or carry on a business or commercial enterprise, and/or Borrower is a business or commercial organization. Borrower further warrants that all of the proceeds of this Note shall be used for commercial purposes and stipulates that the Loan shall be construed for all purposes as a commercial loan, and is made for other than personal, family, household or agricultural purposes.

9. WAIVER OF JURY TRIAL. BORROWER WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH BORROWER AND AGENT MAY BE PARTIES, ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY PERTAINING TO, THIS NOTE, THE LOAN AGREEMENT, THE DEED OF TRUST OR ANY OF THE OTHER LOAN DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTION OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY BORROWER, AND BORROWER HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. BORROWER FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

10. Service of Process. Subject to applicable law, Borrower hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Note by (a) the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to Borrower and (b) serving a copy thereof upon the registered agent or any member or manager of Borrower and appointed by Borrower as Borrower’s agent for service of process. Subject to applicable law, Borrower irrevocably agrees that such service shall be deemed to be service of process upon Borrower in any such suit, action, or proceeding. Nothing in this Note shall affect the right of Agent to serve process in any manner otherwise permitted by law and nothing in this Note will limit the right of Agent otherwise to bring proceedings against Borrower in the courts of any jurisdiction or jurisdictions.

11. Heirs, Successors and Assigns. The terms of this Note and of the other Loan Documents shall bind and inure to the benefit of the heirs, devisees, representatives, successors and assigns of the parties. The foregoing sentence shall not be construed to permit Borrower to assign the Loan except as otherwise permitted under the Loan Documents. As further provided in the Loan Agreement, a Lender may, at any time, sell, transfer, or assign this Note, the Deed of Trust and the other Loan Documents, and any or all servicing rights with respect thereto, or grant participations therein or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement.

12. General Provisions. Time is of the essence with respect to Borrower’s obligations under this Note. If more than one person or entity executes this Note as Borrower, all of said parties shall be jointly and severally liable for payment of the indebtedness evidenced hereby. Borrower and all sureties, endorsers, guarantors and any other party now or hereafter liable for the payment of this Note in whole or in part, hereby severally (a) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices (except any notices which are specifically required by this Note or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (b) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (c) agree that Agent shall not be required first to institute suit or exhaust its remedies hereon against Borrower or others liable or to become liable hereon or to perfect or enforce its rights against them or any security herefor; (d) consent to any extensions or postponements of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; and (e) submit (and waive all rights to object) to non-exclusive personal jurisdiction of any state or federal court sitting in the State of Nevada, and venue in the city or county in which payment is to be made as specified in Section 1 of this Note, for the enforcement of any and all obligations under this Note and the Loan Documents; (f) waive the benefit of all homestead and similar exemptions as to this Note; (g) agree that their liability under this Note shall not be affected or impaired by any determination that any security interest or lien taken by Agent to secure this Note is invalid or unperfected; and (h) hereby subordinate any and all rights against Borrower and any of the security for the payment of this Note, whether by subrogation, agreement or otherwise, until this Note is paid in full. A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Note to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances. This Note may not be amended except in a writing specifically intended for such purpose and executed by the party against whom enforcement of the amendment is sought. Subject to Section 8.17 of the Loan Agreement, Agent is hereby authorized to disseminate any information it now has or hereafter obtains pertaining to the Loan, including, without limitation, any security for this Note and credit or other information on Borrower, any of its principals and any guarantor of this Note, to any actual or prospective assignee or participant with respect to the Loan, to any of Agent’s affiliates, to any regulatory body having jurisdiction over Agent, and to any other parties as necessary or appropriate in Agent’s reasonable judgment, as further provided in the Loan Agreement. Captions and headings in this Note are for convenience only and shall be disregarded in construing it. THIS NOTE, AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY NEVADA LAW (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW.

13. Notices; Time. All notices, requests, consents, approvals or demands (collectively, “Notice”) required or permitted by this Note to be given by any party to any other party hereunder shall be given in accordance with the notice provisions contained in the Loan Agreement. Whenever a time of day is referred to herein, unless otherwise specified such time shall be the local time in the city in which this Note is payable.

THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, Borrower has duly executed this Note as of the date first above written.

BORROWER:

GameTech International, Inc.

By:
Name:
Title: